OTHER NON-OPERATING LOSSES, NET (Tables)	6 Months Ended
Jun. 30, 2018
OTHER NON-OPERATING LOSSES, NET
Schedule of other non-operating losses, net

Other non-operating losses consisted of the following for the six and three-month periods ended June 30:

	Six-month period		Three-month period
	2018	2017	2018	2017

Loss from early debt redemption	—	(124)	—	(124)
Change of fair value of derivatives	(22)	(23)	(20)	14
Other gains / (losses)	(3)	(5)	4	(6)

Other non-operating losses, net	(25)	(152)	(16)	(116)